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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004

ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33277 (Commission File Number)	52-1522627 (I.R.S. Employer Identification No.)
311 Elm Street, Suite 1000 Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)

Registrant's telephone number, including area code: (513) 768-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

        The Exhibit listed below is being furnished in connection with Item 12.

Exhibit Number	Description
99.1	Press Release, dated May 4, 2004

ITEM 12.    Results of Operations and Financial Condition.

        On May 4, 2004, Alderwoods Group, Inc. issued a press release announcing its first quarter unaudited financial results, for the 12 weeks ended March 27, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.
Date: May 4, 2004
	By:	/s/ ELLEN NEEMAN Ellen Neeman Senior Vice President, Legal & Compliance

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 4, 2004

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SIGNATURES
EXHIBIT INDEX